Exhibit 10.2

                          KEYBANK NATIONAL ASSOCIATION

                                  CONFIRMATION
                                  ------------

To:             ITRON, INC.

                2818 N. SULLIVAN RD.
                SPOKANE, WA 99216

Attn:           Marc Williams
Fax:            509-891-3334

Duplicate
Confirm to:
Client ID:      1000349084~MCMANAMON

From:           KEYBANK NATIONAL ASSOCIATION
Date:           30-Sep-04
Our Ref:        117870/117870

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between KEYBANK NATIONAL ASSOCIATION and ITRON, INC. on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Swap Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) (the "Definitions") are incorporated into this Confirmation.

If you and we are parties to an ISDA Master Agreement as published by the International Swap Dealers Association, Inc. and the Schedule to such agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will be a complete valid legal binding agreement between us as supplemented by the general terms and conditions set forth in the standard form ISDA Master Agreement copyright 1992 by the International Swap Dealers Association, Inc.("standard ISDA form"). All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement or the standard ISDA form if a Swap Agreement has not been entered into between us, this Confirmation will govern.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.

2. This Confirmation constitutes a Rate Cap Transaction under the Swap Agreement and the terms of the Rate Cap Transaction to which this Confirmation relates are as follows:

ITRON, INC.
Our Ref: 117870/117870
--------------------
     Notional Amount:                 $10,000,000.00 USD

     Trade Date:                      29-Sep-04

     Effective Date:                  01-Oct-05

     Termination Date:                30-Sep-07


     Fixed Amounts
         Fixed Rate Payer:            ITRON, INC.

         Fixed Rate Payer

         Payment Dates:


         Fixed Amount:                $103,000.00

     Floating Amounts
         Floating Rate Payer:         KEYBANK NATIONAL ASSOCIATION

         Cap Rate:                    4.000 percent per annum

         Floating Rate Payer

         Payment Dates:               Commencing   30-Dec-05  and  quarterly
                                      thereafter  on  the  30th calendar  day of
                                      the month up to and  including  the
                                      Termination Date,   subject  to
                                      adjustment   in  accordance   with
                                      Modified Following Business Day
                                      Convention.


         Floating Rate Option:        USD-LIBOR-BBA
         Designated Maturity:         3-Month

         Spread:                      None

         Floating Rate Day
         Count Fraction:              Act/360

         Reset Dates:                 The first day of each Floating Rate Payer
                                      Calculation Period.

ITRON, INC.
Our Ref: 117870/117870
--------------------

     Calculation Agent:               KEYBANK NATIONAL ASSOCIATION

     Business days:                   London and New York

     Other Terms
     and Conditions:
                                      Please remit a wire to KeyBank
                                                        ABA    041001039


     Payment Instructions:            Please Provide


Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.




                                           Regards,

                                           KEYBANK NATIONAL ASSOCIATION

                                           By:


                                           /s/ Frank Purnell
                                           ----------------------
                                           Name:    Frank Purnell


Accepted and Confirmed as
of the Trade Date

ITRON, INC.

/s/ David G. Remington
----------------------
Name: David G. Remington, VP & CFO